                            Communicate Now. Com Inc.
                               310 Kitty Hawk Rd.
                            Universal City, Tx. 78148
                                  210-566-7327

January 15, 2002

Richard Michael
2100 Mediterranean Ave
#39
Virginia Beach, Virginia 23451

ATTENTION: Richard Michael

Dear Mr. Michael:

RE:  CONSULTATING SERVICES AGREEMENT BETWEEN RICHARD MICHAEL AND COMMUNICATE
     NOW.COM INC. (CMNW) ("the Agreement")

The purpose of this letter is to confirm the terms of the Agreement between CMNW and Richard Michael.

1.        The Scope of the Project

          CMNW is engaged in the acquisition and exploration of existing oil and gas properties throughout the United States.

2.        Scope of Services Provided by Richard Michael

          Richard Michael has been a consultant for CMNW, beginning with the formation of the Company and is engaged in the business of providing the advice and expertise required by his clients to successfully complete mergers and acquisitions and raising funds from the public or by way of private placements. While these services do not include the raising of funds from the public, either directly or indirectly.  Mr.
          Michael does advise and assist his Clients in retaining the services limited to the following:

                (a) The recommendation of qualified professionals required to accomplish the Client's objectives, including qualified
                    lawyers, accountants, public relations organizations and
                    market makers and assisting the Client in negotiating the
                    terms of the consulting agreements to be entered into
                    between the Client and such professionals and shall
                    coordinate the activities of these professionals.

                (b) Reviewing the financial information prepared and provided by the Client, including financial statements, business plans and financial Projections, but not the preparation of such documents:

3.        Michael's Compensation

                  (a) 2,000,000 common shares of CMNW to register as part of an
                      S-8

          Registration to be immediately undertaken once 10-k is filed by CMNW

4.        Term of the Consulting Agreement.

          The term of the Consultant Agreement shall commence upon the Execution of this Agreement by all necessary parties and when CMNW Files the S-8
          Registration is completed and shall continue for a period of (1) year from that date.

                                 Acknowledgement

The undersigned by the execution of the Acknowledgement hereby agree to be bound by The above terms and conditions and agree to do or cause to be done all acts and deeds necessary to give effect to the intent of this Agreement.

DATED AT:  this 15 day of January 2002

COMMUNICATE NOW.COM INC

_________________________________                           ___________________
CHARLES BITTERS VP OPERATIONS                          RICHARD MICHAEL